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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 16, 2005


                         DEUTSCHE ALT-A SECURITIES, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                  333-100676                   35-2184183
-----------------            ------------              -------------------
 (State or Other             (Commission                (I.R.S. Employer
  Jurisdiction               File Number)              Identification No.)
of Incorporation)


   60 Wall Street
    New York, NY                                              10005
---------------------                                       ----------
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 250-7010.


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        OTHER EVENTS.

Description of the Mortgage Pool

                  On or about February 28, 2005, Deutsche Alt-A Securities, Inc. (the "Registrant") plans to issue and sell a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-2 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2005, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. The Certificates to be designated as the Series 2005-2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of fixed rate mortgage loans secured by first liens on one- to four-family residential properties.

Computational Materials

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Computational Materials") in written form, which are in the nature of data tables.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

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Item 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements.
                           --------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits
                           --------


               ITEM 601(a) OF
               REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.                     DESCRIPTION
-----------     -----------                     -----------
     1              99.1         Computational Materials (as defined in Item
                                 8.01) that have been provided by the
                                 Underwriter to certain prospective
                                 purchasers of Deutsche Alt-A Securities,
                                 Inc. Mortgage Loan Trust Series 2005-2
                                 Certificates. The Computational Materials have been filed on paper pursuant to a continuing hardship exemption from certain electronic requirements.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 18, 2005


                                            DEUTSCHE ALT-A SECURITIES, INC.


                                            By: /s/ Michael Commaroto
                                               -----------------------------
                                            Name:  Michael Commaroto
                                            Title: President


                                            By: /s/ Peter Cerwin
                                               -----------------------------
                                            Name:  Peter Cerwin
                                            Title: Vice-President

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                                  EXHIBIT INDEX

                  Item 601(a) of    Sequentially
                  Regulation S-K     Numbered
Exhibit Number     Exhibit No.      Description                        Page
--------------     -----------      -----------                        ----
1                  99.1             Computational Materials.  The      6
                                    preliminary Computational
                                    Materials have been filed on
                                    paper pursuant to a continuing
                                    hardship exemption from certain
                                    electronic requirements.